Docusign Envelope ID: 43F0AAC0-DEDB-4C9C-98D3-2F8D1A8D0F54 1 FIFTH AMENDMENT TO LEASE This Fifth Amendment to Lease ("Amendment") is dated November 20, 2025, for reference purposes only, and is entered into by and between Embarcadero Joint Venture, a California general partnership ("Lessor"), and D- Wave Commercial Inc., a Delaware corporation ("Lessee"), with reference to the following facts and objectives: RECITALS A. WHEREAS, Lessor and Lessee are the current parties to that certain Lease dated January 15, 2013, as amended by that certain First Amendment to Lease dated January 29, 2018, as amended by that certain Second Amendment to Lease dated September 9, 2022, as amended by that certain Third Amendment to Lease dated February 14, 2024, and as further amended by that certain Fourth Amendment to Lease dated January 7, 2025 (collectively, the “Lease”), for premises commonly known as 2650 East Bayshore Road, Palo Alto, California ("Premises"); and B. WHEREAS, the Term of the Lease is currently scheduled to expire on June 30, 2026, and Lessor and Lessee desire to further extend the Term of the Lease through and including June 30, 2027, all as set forth below. NOW, THEREFORE, the parties agree as follows: 1. Recitals. Lessor and Lessee agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full. 2. Term Extension. Lessor and Lessee acknowledge and agree that the expiration date of the Term of the Lease is now June 30, 2027. 3. Base Rent. Lessor and Lessee agree that the monthly Base Rent under the Lease for the period of July 1, 2026, through and including June 30, 2027, shall be $20,980.36 per month. 4. Condition of Premises. Lessee acknowledges and agrees (i) Lessee is familiar with the condition of the Premises, (ii) Lessee accepts the Premises in their existing condition "AS IS", and (iii) Lessor shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises. 5. Options. Lessee acknowledges that there are no options to further extend or renew the Term of the Lease, and any such options which may have previously been granted are hereby terminated. 6. Brokers. Lessee warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment other than Renault & Handley representing Lessor exclusively. If Lessee has dealt with any other person, real estate broker or agent with respect to this Amendment, Lessee shall be solely responsible for the payment of any fee due to said person or firm, and Lessee shall indemnify, defend and hold Lessor free and harmless against any claims, judgments, damages, costs, expenses, and liabilities with respect thereto, including attorneys’ fees and costs. 7. Ratification of Lease. Lessee acknowledges that the Lease is in full force and effect, there are currently no defaults nor claims existing under the Lease, and there are no amendments or addenda to the Lease Agreement other than those set forth herein. 8. Effect of Amendment. Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

Docusign Envelope ID: 43F0AAC0-DEDB-4C9C-98D3-2F8D1A8D0F54 2 9. Definitions. Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meanings assigned to such terms in the Lease. 10. Authority. Subject to the assignment and subletting provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Amendment. 11. Miscellaneous. a. Counterparts and Electronic Signatures: This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed and each counterpart shall be deemed to be an original and all counterparts taken together shall be one and the same Amendment. This Amendment may be signed by faxed, e-mailed or other electronic signatures (e.g., DocuSign) and faxed, e-mail, or such other electronic signatures hereon shall be deemed originals for all purposes. b. Incorporation. This Amendment is incorporated into the Lease by reference and all terms and conditions of the Lease (except as expressly modified herein) are incorporated into this Amendment by reference. c. Neutral Interpretation. This Amendment shall be interpreted neutrally between the parties regardless of which party drafted or caused to be drafted this Amendment. parties. written. d. Integration. This Amendment and the Lease comprise the entire agreement between the IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above [SIGNATURES APPEAR ON FOLLOWING PAGE]

Docusign Envelope ID: 43F0AAC0-DEDB-4C9C-98D3-2F8D1A8D0F54 3 John M. Markovich Chief Financial Officer January 9, 2026 LESSOR: Embarcadero Joint Venture, a California general partnership By: Handley Management Corporation Its: Managing General Partner By: John H. Tittle Its: President Date: LESSEE: D-Wave Commercial Inc., a Delaware corporation By: Print: Its: Dated: ACKNOWLEDGEMENT BY GUARANTOR Guarantor, D-Wave Systems Inc., a Canadian corporation, hereby acknowledges the foregoing Amendment and acknowledges and agrees that Guarantor’s obligations under the Guaranty continue in full force and effect to Lessee’s obligations under the Lease as amended by the foregoing Amendment. D-Wave Systems Inc., a Canadian corporation By: Print: Trevor Lanting Its: Chief Development Officer Dated: 23-Dec-2025 | 7:25 AM PST